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                                                                    Exhibit 10.8

                                                               EXECUTION VERSION


                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (this "Pledge Agreement"), dated as of November 4, 2004, is made and given by HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation ("HAC"), and AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation ("ABMS"; together with HAC, each a "Grantor" and, collectively, "Grantors"), in favor of FORTRESS CREDIT CORP., a Delaware corporation ("Secured Party").

                                    RECITALS

         WHEREAS, Grantors are the sole equity members of Penn Square East Funding, LLC, a Delaware limited liability company ("Borrower");

         WHEREAS, Secured Party and Borrower have entered into that certain Master Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement"; capitalized terms used herein without definition having the meanings assigned to those terms in the Loan Agreement), pursuant to which Secured Party has agreed to make certain credit facilities available to Borrower; and

         WHEREAS, as a condition precedent to Secured Party's agreement to provide such credit facilities to Borrower, Secured Party has required that Grantors enter into this Pledge Agreement to secure the Obligations.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Pledge Agreement, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Construction/Defined Terms. Unless the context hereof clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." Any reference in this Pledge Agreement to any agreement, instrument or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders and supplements set forth therein). Any reference herein to any Person shall be construed to include such Person's successors and assigns. As used in this Pledge Agreement, the following terms shall have the following respective meanings:

         "LLC Agreement" means that certain Limited Liability Company Agreement, dated as of November __, 2004, among Grantors, as Members, and Orlando Figueroa, as the Special Member, whereby Borrower was created.

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         "UCC" shall mean - except where the context refers to the Uniform
Commercial Code of another State of the United States of America - the Uniform Commercial Code as amended from time to time and in force in the State of New York, or any successor statute.

         Section 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity thereof, by acceleration or otherwise) of all the Obligations, each Grantor hereby pledges, hypothecates, assigns, charges and mortgages to Secured Party, and hereby grants to Secured Party a continuing security interest in, all of the following property now owned, or at any time hereafter acquired, by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (all of which is hereinafter collectively referred to as the "Collateral"):

                  2.1. The membership interests of such Grantor in Borrower and all certificates representing any such membership interests in Borrower, all of the right, title and interest of such Grantors in, to and under its respective percentage interest, shares or units as a member and all investment property in respect of such membership interests, including, without limitation, such Grantor's interest in (or allocation of) the profits, losses, income, gains, deductions, credits or similar items of Borrower and the right to receive distributions of Borrower's cash, other property, assets, and all options and warrants for the purchase of membership interests, whether now existing or hereafter arising, whether arising under the terms of the certificate of formation, the LLC Agreement or any of the other organizational documents of Borrower, or at law or in equity, or otherwise and any and all of the proceeds thereof (all of said membership interests, certificates and warrants being hereinafter collectively referred to as the "Pledged Membership Interests") herewith or hereafter delivered to Secured Party, and all distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Membership Interests;

                  2.2. Any additional membership interests in Borrower from time to time acquired by such Grantor in any manner and any certificates, which shall be delivered to Secured Party, representing such additional membership interests or any additional percentage interests, shares, units, options or warrants to acquire membership interests in Borrower (and any such additional interests shall constitute part of the Pledged Membership Interests), and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests (and such Grantor shall promptly thereafter deliver to Secured Party a certificate duly executed by such Grantor describing such percentage interests, certificates, units, options or warrants and certifying that the same have been duly pledged hereunder); and

                  2.3. To the extent not otherwise covered in Sections 2.1 and
2.2 above, all proceeds of the foregoing Collateral. As used in this Pledge Agreement, the term "proceeds" shall have the meaning ascribed to that term in the UCC.

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         Section 3. Delivery of Certain Collateral. Each Grantor shall deliver possession of all certificates or instruments representing or evidencing any Collateral of such Grantor from time to time to Secured Party, in each case in suitable form for transfer by delivery, accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         Section 4. Rights of Secured Party; Limitations on Secured Party's Obligations. Secured Party shall not have any obligation or liability under any contract or undertaking of either Grantor by reason of or arising out of this Pledge Agreement or the assignment to Secured Party or the receipt by Secured Party of any payment relating to any ownership interest in the Collateral, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of either Grantor under or pursuant to any contract, to make any payment, to make any inquiry as to the source, nature, propriety or sufficiency of any payment received by Secured Party or as to the sufficiency of any performance by any party under any agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Secured Party or to which Secured Party may be entitled at any time or times.

         Section 5. Representations and Warranties. Each Grantor hereby represents and warrants to Secured Party that, from and after the date of this Pledge Agreement until the Obligations are fully satisfied:

                  5.1. Title; No Other Security Interests. Except for the security interest granted hereunder to Secured Party:

                        (a) Such Grantor owns its interest in the Collateral in which it hereby grants a security interest and which it hereby pledges to Secured Party free and clear of any and all liens other than the security interests created hereby, has the unrestricted right to grant the security interest and pledge its assets as provided for herein and has granted to, or for the benefit of, Secured Party a valid and perfected security interest in the Collateral of such Grantor, as a first priority security interest, free of all other liens, encumbrances and transfer restrictions; such Grantor is, and at the time of pledge and delivery of such Collateral will be, the sole holder of record and the sole beneficial owner of such Collateral, free and clear of any lien thereon or affecting title thereto other than the security interests created hereby; all consents required for the fully effective pledge of the Collateral of such Grantor as herein provided have been obtained;

                        (b) The certificates evidencing the Pledged Membership Interests have been duly authorized and validly issued and are fully paid and non-assessable;

                        (c) Such Grantor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Collateral of such Grantor to Secured Party as provided herein;

                        (d) As of the date hereof, there are no existing options, warrants, calls, purchase rights or commitments of any character whatsoever relating to the Collateral of such Grantor;

                        (e) None of the Collateral of such Grantor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

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                        (f) Except as may have been filed in favor of Secured
Party, there is no effective financing statement covering the Collateral of such Grantor or its proceeds on file in any public office, and, if such Grantor learns otherwise, such Grantor will promptly cause it to be terminated of record;

                        (g) Such Grantor will warrant and forever defend the title to the Collateral of such Grantor and its proceeds and the security interest of Secured Party therein against the claims and demands of all Persons whomsoever claiming or to claim the same or any part thereof and will maintain and preserve such security and the priority and perfection of Secured Party's security interest therein so long as this Pledge Agreement shall remain in effect; and

                        (h) A true and complete copy of the LLC Agreement, including all amendments, supplements and other modifications thereto, has previously been delivered to Secured Party. The LLC Agreement is a legal, valid and binding agreement, enforceable by and against such Grantor (and, to such Grantor's knowledge, each other party thereto) in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights and to equitable principles of general applicability. No additional contributions are required to be made by such Grantor in respect of the Pledged Membership Interests of such Grantor and there exist no liabilities or obligations, monetary or otherwise, of such Grantor to Borrower.

                  5.2. Trade Names. Such Grantor's jurisdiction of organization is correctly set forth in the introductory paragraph hereof. Any and all trade names under which such Grantor transacts any part of its business, and all former names of such Grantor, are those which are set forth on Schedule 1 attached hereto.

                  5.3. Accuracy of Information. All information, certificates or statements given to Secured Party pursuant to this Pledge Agreement are and shall be true and complete in all respects.

                  5.4. Power and Authority; Enforceability. Such Grantor has the requisite power and authority to execute and deliver this Pledge Agreement and to perform all of its obligations hereunder. The execution, delivery, observance and performance of this Pledge Agreement, and the transactions contemplated hereby, by such Grantor have been duly authorized by all necessary action. The execution, delivery, observance and performance of this Pledge Agreement, and the transactions contemplated hereby, by such Grantor will not result in the creation of any lien, pledge, charge or encumbrance upon any properties or assets of such Grantor (except in favor of Secured Party). It is not necessary for such Grantor to obtain or make any (i) governmental consent, approval or authorization, registration or filing (except for any appropriate UCC financing statements) which has not been obtained from or with any governmental authorities or (ii) consent, approval, waiver or notification of partners, creditors, lessors or other nongovernmental persons, in each case, in connection with (x) the execution and delivery of this Pledge Agreement, (y) the pledge by such Grantor of the Pledged Collateral of such Grantor under this Pledge Agreement or (z) for the exercise by Secured Party of the rights provided for in this Pledge Agreement or the remedies in respect of the Collateral which has not been given or obtained. This Pledge Agreement has been duly executed and delivered by such Grantor and constitutes the valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally, and general equitable principles.

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         Section 6. Covenants. Each Grantor covenants and agrees with Secured
Party that, from and after the date of this Pledge Agreement and until the Obligations are fully satisfied:

                  6.1. Deliver Certificates. If, at any time, such Grantor obtains possession of any certificate or instrument constituting any of the Collateral (or its proceeds), such Grantor shall deliver such certificate or instrument to Secured Party forthwith, duly endorsed in blank without restriction.

                  6.2. Uncertificated Securities. If any of the Collateral is now or hereafter becomes uncertificated securities, such Grantor shall either
(i) procure the issuance of security certificates to represent such Collateral and endorse and deliver such certificates as required by Section 6.1, (ii) enter into a control agreement with Secured Party and any securities intermediary which maintains a security entitlement in favor of such Grantor in respect of such securities, or (iii) enter into an agreement, in form and substance satisfactory to Secured Party, with Secured Party and the issuer of such securities to the effect that such issuer will comply with instructions originated by Secured Party with respect to such securities without further consent by such Grantor.

                  6.3. Other Collateral. As to all Collateral that is capable of being perfected by the filing of a financing statement under the relevant jurisdiction pursuant to the UCC, such Grantor authorizes Secured Party to file such financing statements or other instruments as are deemed necessary by Secured Party to enable it to perfect its security interest in such Collateral under applicable law.

                  6.4. Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of such Grantor, such Grantor will promptly and duly authorize and authenticate when requested any and all such further instruments and documents and take such further action as Secured Party may reasonably request for the purpose of obtaining the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC, which may be filed by Secured Party without further authorization from such Grantor.

                  6.5. Defend and Cure Defects. If the validity or priority of this Pledge Agreement or of any rights, titles, security interests or other interests created or evidenced hereby or their priority or perfection shall be attacked, threatened or questioned in writing, or if any legal proceedings are instituted with respect thereto, such Grantor will give prompt written notice thereof to Secured Party and, at such Grantor's own cost and expense, will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be reasonably necessary or proper for the defense of any such legal proceedings or the protection of the validity or the priority of this Pledge Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by such Grantor as part of the Obligations.

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                  6.6. Payment of Obligations. Such Grantor will pay promptly when due all taxes, assessments and governmental charges or levies, if any, imposed upon the Collateral of such Grantor or in respect of the income or profits therefrom, as well as all claims of any kind against or with respect to such Collateral.

                  6.7. Limitation on Liens on Collateral. Such Grantor will not create, incur or permit to exist, and will defend the Collateral of such Grantor against, and will take such other action as is necessary to remove, any lien on or with respect to such Collateral other than the security interests created hereby, and will defend the right, title and interest of Secured Party in and to any of such Collateral against the claims and demands of all Persons. Such Grantor will not sell, assign, transfer, pledge or otherwise dispose of any type or item of such Collateral except as expressly permitted by this Pledge Agreement.

                  6.8. Limitations on Modifications of Collateral; No Waivers, Extensions. Such Grantor will not (i) amend, modify, terminate or waive any provision of any agreement giving rise to or evidencing its rights and interests in the Collateral of such Grantor in any manner which might materially adversely affect the value of such interests or such Collateral, or (ii) fail to exercise promptly and diligently each and every right which it may have in respect of such interests and each agreement giving rise thereto in any manner which could materially adversely affect the value of such Collateral.

                  6.9. Change of Name; Jurisdiction of Organization. Such Grantor agrees that it will not change (a) its name; (b) its jurisdiction of organization; (c) its corporate structure; (d) the location of any office in which it maintains books or records relating to the Collateral of such Grantor; or (e) its federal taxpayer identification number without giving Secured Party at least 30 days prior written notice of any such proposed change.

         Section 7. Attorney-in-Fact.

                        (a) Without limiting anything contained in this Pledge Agreement, each Grantor irrevocably makes, constitutes, and appoints Secured Party (and any of Secured Party's officers, employees, or agents designated by Secured Party) as its true and lawful attorney, with power to, at any time that an Event of Default has occurred and is continuing, endorse such Grantor's name on any Collateral of such Grantor in the possession of Secured Party or its designated agents. The appointment of Secured Party as such Grantor's attorney, and each and every one of its rights and power, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed (in accordance with the provisions for termination thereof).

                        (b) The powers conferred on Secured Party in this Pledge Agreement are solely to protect its interests in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither Secured Party nor any of its officers, directors, employees or agents shall be responsible to either Grantor for any act or failure to act, even if such act or failure to act is negligent, except for the gross negligence or willful misconduct of Secured Party or any of its authorized agents acting within the scope of their authority.

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         Section 8. Performance by Secured Party of a Grantor's Obligations. If
either Grantor fails to perform or comply with any of its agreements contained herein and Secured Party, as provided for by the terms of this Pledge Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Secured Party incurred in connection with such performance or compliance, shall be payable by such Grantor to Secured Party on demand and shall constitute Obligations secured hereby.

         Section 9. Remedies Upon the Occurrence of an Event of Default.

                  9.1. General. Upon the occurrence and during the continuance of an Event of Default, Secured Party may exercise, in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC and other applicable law. Without limiting the generality of the foregoing, subject to Section 10 hereof, each Grantor expressly agrees that, upon the occurrence and during the continuance of an Event of Default, Secured Party may forthwith collect, receive, appropriate and realize upon the Collateral of such Grantor, or any part thereof, and may forthwith sell, lease, assign, or otherwise dispose of and deliver such Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Secured Party's offices or elsewhere at such prices as it may deem best for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of such Collateral so sold, free of any right or equity of redemption in either Grantor, which right or equity is hereby waived or released to the extent permitted by law. Each Grantor further agrees, at Secured Party's request, to assemble the Collateral of such Grantor, make it available to Secured Party at places which Secured Party shall reasonably select, whether at such Grantor's premises or elsewhere, at such Grantor's sole cost and expense. All Proceeds which Secured Party realizes in connection with the Collateral shall be applied in accordance with Section 10 of this Pledge Agreement. To the extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral. Each Grantor agrees that Secured Party need not give more than ten (10) days' prior written notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

                  9.2. Costs. Each Grantor agrees to pay all costs of Secured Party, including, without limitation, reasonable attorneys' fees (whether in-house or outside counsel is used, whether legal assistants are used, and whether such fees are incurred in negotiations, formal or informal collection actions, federal bankruptcy proceedings, probate proceedings, on appeal or otherwise) and legal expenses, actually incurred with respect to the collection of any of the Obligations and the enforcement by Secured Party of any of its rights hereunder.

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         Section 10. Application of Proceeds. All monies collected by Secured
Party upon any sale or other disposition of the Collateral, together with all other monies received by Secured Party hereunder or otherwise, shall first be applied to the payment of all costs and expenses incurred by Secured Party in connection with such sale, the delivery of the Collateral or the collection of any such monies (including, without limitation, reasonable attorneys' fees and expenses), and the balance of such monies shall be applied to satisfy the Obligations in the manner set forth in the other Loan Documents. Any surplus remaining after payment in full of the Obligations shall be returned to the applicable Grantor(s) or to any other Person lawfully entitled thereto. Anything contained in this Pledge Agreement, any of the other Loan Documents or the UCC to the contrary notwithstanding, Secured Party's recourse hereunder is limited to the Collateral and, if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Obligations in full to Secured Party, Grantors shall not be liable for any deficiency.

         Section 11. Limitation on Secured Party's Duty in Respect of Collateral. Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as Secured Party deals with similar property for its own account. Neither Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of either Grantor or otherwise (unless such conduct constitutes gross negligence or willful misconduct).

         Section 12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         Section 13. Lien Absolute. To the extent that the obligations secured under this Pledge Agreement constitute obligations other than those of Grantors, each Grantor agrees that this is a guaranty of payment and performance and not of collection, limited in recourse to Secured Party's rights in respect of the Collateral except with respect to the direct obligations of Grantors set forth herein. Each Grantor agrees that all rights of Secured Party hereunder, and all obligations of such Grantor hereunder, shall be primary, absolute and unconditional irrespective of:

                        (a) any lack of validity or enforceability of, or any future amendment of, or change in, any of the Loan Documents or any other agreement or instrument governing or evidencing any of the Obligations;

                        (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents or any other agreement or instrument governing or evidencing any Obligations;

                        (c) any exchange, release or non-perfection of any Collateral, or any action, or the absence of any action, by Secured Party in respect thereof (including, without limitation, the release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations);

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                        (d) the insolvency of either Grantor;

                        (e) the absence of any action to enforce this Pledge Agreement or the waiver or consent by Secured Party with respect to any of the provisions hereof;

                        (f) any extension or waiver for the performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents or any other agreement or instrument governing or evidencing any of the Obligations, or any waiver of such performance or compliance or consent to a failure of, or departure from, such performance of compliance, for any obligor under any of the foregoing;

                        (g) the release of anyone who may be liable in any manner for the payment of any of the Obligations; and

                        (h) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to, or a discharge of a surety or guarantor.

         Section 14. Waivers; Consents; Release.

                        (a) Each Grantor consents to, waives and agrees, as applicable, that Secured Party may at any time, or from time to time, in its discretion:

                             (i) renew, extend or change the time of payment,
and/or the manner, place or terms of payment of all or any part of the Obligations; and

                             (ii) exchange, release and/or surrender all or any
of the Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Secured Party in connection with all or any of the Obligations in accordance with the terms of this Pledge Agreement; all in such manner and upon such terms as Secured Party may deem proper, and without notice to or further assent from either Grantor, it being hereby agreed that each Grantor shall be and remain bound upon this Pledge Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate amount thereof set forth in the Loan Documents or any other agreement or instrument governing or evidencing any of the Obligations.

                        (b) Each Grantor hereby waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Grantor of its Obligations under, or the enforcement by Secured Party of, this Pledge Agreement. Each Grantor hereby waives notice of acceptance of this Pledge Agreement, and also diligence, presentment, demand, protest (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Obligations, notice of adverse change in the financial condition of any obligor under the Obligations other than such Grantor or any other fact which might increase the risk to such Grantor) and notice of dishonor, of any and all of the Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Grantor. No act or omission of


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any kind on Secured Party's part shall in any event affect or impair this Pledge
Agreement. Each Grantor represents, warrants and agrees that, as of the date of this Pledge Agreement, its Obligations under this Pledge Agreement are not subject to any offsets or defenses against Secured Party of any kind. Each Grantor further agrees that its Obligations under this Pledge Agreement shall not be subject to any counterclaims, offsets or defenses against Secured Party of any kind which may arise in the future. It is agreed among Grantors and Secured Party that the waivers set forth in this Pledge Agreement, including, without limitation, the foregoing waivers, are of the essence of the transaction contemplated by the Pledge Agreement and that, but for such waivers, Secured Party would decline to provide commitment and credit support.

                        (c) In no event shall Secured Party have any obligation (although it is entitled, at its option) to proceed against any obligor under the Obligations other than any collateral pledged to secure Obligations, and Secured Party may proceed, prior or subsequent to, or simultaneously with, the enforcement of Secured Party's rights hereunder, to exercise any right or remedy which it may have against any collateral, as a result of any lien it may have as security for all or any portion of the Obligations.

                        (d) Upon termination of this Pledge Agreement and payment to the Secured Party of all Obligations in full in cash, including without limitation all amounts required to be paid pursuant to Section 9.2 hereof, Secured Party shall release its security interest in any remaining Collateral and execute and deliver, at Grantors' expense, such additional documents as may be reasonably requested by Grantors to effectuate such release; provided that if any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for either Grantor or any substantial part of its property, or otherwise, this Pledge Agreement, all rights hereunder and the liens created hereby shall continue to be effective, or be reinstated, until such payments have been made.

         Section 15. Deferral of Subrogation, Etc. Notwithstanding anything to the contrary in this Pledge Agreement, each Grantor hereby:

                        (a) expressly and irrevocably waives, on behalf of itself and its successors and assigns (including any surety) until the payment in full of the Obligations, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any Person, and which such Grantor may have or hereafter acquire against Secured Party in connection with or as a result of such Grantor's execution, delivery and/or performance of this Pledge Agreement, or any other documents to which such Grantor is a party or otherwise; and

                        (b) acknowledges and agrees that this waiver is intended to benefit Secured Party only (and no third party) and shall not limit or otherwise effect such Grantor's liability hereunder or the enforceability of this Pledge Agreement.

         Section 16. Indemnification. Each Grantor agrees to hold Secured Party harmless from and indemnify Secured Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against Secured Party relating to or arising out of (i) this Pledge Agreement, any other document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Pledge Agreement, any other document or any transaction contemplated hereby or thereby, other than due to Secured Party's breach hereof or thereof, (ii) any delay in paying any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral and (iii) any delay in complying with any Requirement of Law applicable to any of the Collateral. In any suit, proceeding or action brought by Secured Party for any sum owing in respect of the Collateral, or to enforce any provisions of such Collateral, each Grantor will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the trustee of any trusts, or any receiver, bankruptcy trustee or other representative thereof, or any successor, or any other Person obligated on the Collateral, arising out of a breach by either Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Secured Party.

         Section 17. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, addressed as follows:

                  If to Grantors:

                  c/o American Business Financial Services, Inc.
                  Wanamaker Building
                  100 Penn Square East
                  Philadelphia, PA 19107
                  Telephone No.: (215) 940-4000
                  Fax No.: (215) 940-3299
                  Attention: President

                  If to Secured Party:

                  Fortress Credit Corp.
                  c/o Fortress Investment Group, LLC
                  1251 Avenue of the Americas
                  New York, New York 10020
                  Telephone No: (212) ________
                  Fax No.: (212) 202-3685
                  Attention: Kevin Treacy, Chief Financial Officer

         Any notice shall be deemed given at the time of receipt thereof.

         Section 18. Severability. The holding of any provision of this Pledge Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Pledge Agreement, which shall remain in full force and effect. If any provision of this Pledge Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

         Section 19. Section Headings. The headings in this Pledge Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 20. No Waiver; Cumulative Remedies. Secured Party shall not by any act of delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of the terms and conditions hereof. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Party any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by applicable law.

         Section 21. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by a written instrument, duly executed by each Grantor and the Secured Party. This Pledge Agreement and all obligations of the parties hereunder shall bind and benefit the successors and assigns of the parties, provided that neither Grantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Secured Party. Nothing in this Pledge Agreement, express or implied, shall be construed to confer upon any other person (other than the parties hereto and their respective successors and assigns) any rights or remedies. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the internal laws (and not the laws of conflict) of the State of New York.

         Section 22. Counterparts. This Pledge Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

         Section 23. Entire Agreement. This Pledge Agreement sets forth the entire understanding of the parties with respect to the subject matter herein between Grantors and Secured Party and supercedes all existing agreements between them concerning such subject matter.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, Grantors and Secured Party have caused this Pledge Agreement to be executed by their duly authorized offices on the date first set forth above.

                                      HOMEAMERICAN CREDIT, INC.



                                      By: /s/ Stephen M. Giroux
                                          ------------------------------------
                                      Name: Stephen M. Giroux
                                      Title: Executive Vice President, General
                                      Counsel and Secretary



                                      AMERICAN BUSINESS MORTGAGE SERVICES, INC.



                                      By: /s/ Stephen M. Giroux
                                          ------------------------------------
                                      Name: Stephen M. Giroux
                                      Title: Executive Vice President, General
                                      Counsel and Secretary



                                      FORTRESS CREDIT CORP.



                                      By: /s/ Marc K. Furstein
                                         -------------------------------------
                                           Name: Marc K. Furstein
                                           Title: Chief Operating Officer


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